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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated June 2, 1998 with respect to the consolidated financial statements and schedule of Educational Medical, Inc., in Post-Effective Amendment No. 2 to the Registration Statement (Form S-1 No. 333-50221) and the related Prospectus of Educational Medical, Inc.


                                             /s/ Ernst & Young LLP
                                             ---------------------

Atlanta, Georgia
July 2, 1998